Exhibit 10.2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Integrated Survivability Technologies	Please reply to:
c/o Burges Salmon LLP
Narrow Quay House	OUR Reference:
Narrow Quay	SUVC1/0208
Bristol
BS14AH	Date: 1st April 2009

For the attention of Michael Linton,
Managing Director

Dear Michael,

CONTRACT SUVC1/0208 - WOLFHOUND DESIGN, DEVELOPMENT, MANUFACTURE ANDASSOCIATED SUPPORT

1.                                       The Authority hereby accepts your tender dated 05 March 2009 as amended by your e-mail dated 30’h March 2009 including letter dated 27’h March 2009 in conjunction with the following correspondence:

a.                                       1ST Letter dated 27’h March 2009.

b.                                      1ST Letter “Ref: AMENDMENTS TO SUVC1/0208 CONTRACT DOCUMENTATION FOR UOR: TACTICAL SUPPORT VEHICLE (TSV) HEAVY (“WOLFHOUND”)”   dated 1st April 2009.

2.                                       The Authority acknowledges the Contractor’s responsibilities under Contract Condition 22 to submit applications for export licences in a timely manner. The IPT shall use best endeavours to assist this process if required.

3.                                       The Authority acknowledges the Parent Company Indemnities provided by NP Aerospace Limited dated 30,h March 2009 and Force Protection Inc dated 30,h March 2009 to severally provide such resources and facilities to enable the contractor duly to fulfil its obligations in the contract.

4.                                       For convenience, a copy of the contract is attached.

5.                                       Please note that the Contract Reference number is SUVC1/0208 and should be quoted in   all future correspondence.

6.                                       Please acknowledge receipt of this letter by completing the attached proforma and returning it immediately to the above address.

Defence Equipment & Support

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.                                       The Department intends to make a public announcement concerning the award of the contract. The announcement will include information on any Sub-contracts placed down the supply chain valued at £1 million plus. If you wish to make a similar announcement, either coincident with or subsequent to the Department’s announcement you should in the first instance contact the administering Commercial staff. The content of any announcement you may wish to make must be cleared in advance by the appropriate MOD staff and the MOD Security branch responsible for publicity material for open publication. Under no circumstances should you confirm to any third party the fact of your acceptance of this offer of contract prior to informing the Department of your acceptance, and/or ahead of the Department’s announcement of the award of contract.

Yours

/s/ Brian Dewdney

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PROTECT - COMMERCIAL

To:	Date: 1/4/09

Protected Mobility Team

Defence Equipment & Support

Spruce 3a, #1302

MOD Abbey Wood

Bristol

BS348JH

We acknowledge receipt of Contract No. SUVC1/0208 dated	1/4/09

Yours faithfully

Signed	/s/ Michael Linton

Contractor’s Name	Integrated Survivability Technologies

Telephone No.	07785256260

& Address	330 Bristol Business Park

Bristol

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND	PROTECT - CONTRACT	Contract
Contract Terms &		SUVC1/0208
Conditions

TERMS AND CONDITIONS (INDEX)

DEFCON 110 — SCHEDULE OF REQUIREMENTS

CONDITIONS OF CONTRACT

SECTION 1 - DEFCONS

1.	DEFCONS

SECTION 2 — SPECIAL CONDITIONS

2.	SCOPE OF WORK
3.	INTERPRETATION
4.	SPECIFICATION AND BUILD STANDARD
5.	RESPONSIBILITIES AS PRIME CONTRACTOR
6.	TECHNICAL ASSISTANCE TO THE AUTHORITY
7.	PRICES & GAINSHARE
8.	DELIVERY
9.	NOT USED
10.	RECTIFICATION OF DEFECTS ON DELIVERY
11.	ACCEPTANCE
12.	PAYMENT AND INVOICING
13.	RELIABILITY AND ACCEPTANCE TRIALS
14.	QUALITY ASSURANCE
15.	WARRANTY INTERPRETATION
16.	PARTS & LABOUR WARRANTY
17.	RELIABILITY WARRANTY
18.	GOVERNMENT FURNISHED ASSETS (GFA)
19.	SPECIAL JIGS, TOOLING AND TEST EQUIPMENT
20.	SUB CONTRACTING
21.	PROGRESS REPORTS, PROGRESS MEETINGS AND DESIGN REVIEWS
22.	EXPORT LICENCES FROM US GOVERNMENT
23.	CUSTOMS CLEARANCE
24.	CONTRACTORS PERSONNEL
25.	SECURITY OF MINISTRY PROPERTY
26.	MARKING OF ARTICLES
27.	REGISTRATION PLATES AND ALLOCATION OF REGISTRATION NUMBERS
28.	SUPPLIER DEVELOPMENT SCHEME — SUPPLIER AND CUSTOMER PERFORMANCE MEASUREMENT
29.	PUBLICITY
30.	POTENTIAL HAZARD — RESPIRABLE DUST ON EQUIPMENT RETURNED FROM THEATRE
31.	CONTRACTOR ON DEPLOYED OPERATIONS
32.	RISK
33.	OPTION TO PURCHASE FURTHER ITEMS
34.	ENTIRE AGREEMENT
35.	PROVISION BY THE CONTRACTOR OF THE TRAINING UNDER CONTRACT ITEMS 11 AND 13
36	DATA HANDLING
37.	DEFAULT
38.	CONTRACT CHANGE PROCEDURE
39.	LIQUIDATED DAMAGES
40.	INTELLECTUAL PROPERTY RIGHTS
41.	FORCE MAJEURE

DEFFORMS

DEFFORM 47SC  SUB-CONTRACTS IN THE SUPPLY CHAIN

Workshare Professional comparison of interwovenSite://IMANDMS/ACTIVE/73027905/1 and interwovenSite://IMANDMS/ACTIVE/73027905/2. Performed on 5/4/2009.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND	PROTECT - CONTRACT	Contract
Contract Terms &		SUVC1/0208
Conditions

DEFFORM 111	APPENDIX ADDRESSES AND OTHER INFORMATION
DEFFORM 177	DESIGN RIGHTS AND PATENTS (SUB-CONTRACTORS) AGREEMENT
DEFFORM 315	CONTRACTOR DATA REQUIREMENT
DEFFORM 522A	RELEVANT PAYMENT FORM FOR DEFCON 522 PAYMENT CONDITION
DEFFORM 691A	TIMBER AND WOOD CONTAINING PRODUCTS SUPPLIED UNDER THE CONTRACT

ANNEXES

ANNEX A	STATEMENT OF WORK
	APPENDIX A	SYSTEMS REQUIREMENT DOCUMENT
	APPENDIX B	JOINT RISK AND OPPORTUNITY MANAGEMENT PLAN
	APPENDIX C	SECURITY ASPECTS LETTER
	APPENDIX D	MASTER DATA ASSUMPTIONS LIST
	APPENDIX E	NOT USED
	APPENDIX F	SUMMARY OF QUALITY REQUIREMENTS
ANNEX B	DELIVERY SCHEDULE
ANNEX C	QUALITY MANAGEMENT PLAN AND STRATEGY (QMAPS)
ANNEX D	GFA LIST
ANNEX E	INTELLECTUAL PROPERTY RIGHTS & DEFFORM 315
ANNEX F	PROGRAMME MANAGEMENT PLAN
ANNEX G	EQUALITY OF INFORMATION PRICING STATEMENT [To be agreed when firm prices are agreed under DEFCON 643]
ANNEX H	DEFFORM 522A
ANNEX I	INTEGRATED LOGISTIC SUPPORT PLAN
ANNEX J	INTEGRATED SUPPORT PLAN
ANNEX K	DEFCON 82 — INITIAL SPARES LIST
ANNEX L	EQUIPMENT REPAIRABLES LIST
ANNEX M	COMPLETE EQUIPMENT SCHEDULE
ANNEX N	STATEMENT OF STANDARDS
ANNEX O	DEFFORM 47SC — SUB-CONTRACTS IN THE SUPPLY CHAIN
ANNEX P	SPECIAL TOOLS & TEST EQUIPMENT
ANNEX Q	DEFFORM 691 — TIMBER AND WOOD-CONTAINING PRODUCTS SUPPLIED UNDER THE CONTRACT
ANNEX R	PARTS & LABOUR WARRANTY
ANNEX S	RELIABILITY WARRANTY
ANNEX T	CHANGE PROPOSAL FORM
ANNEX U	INDEX OF CONTRACT CHANGES
ANNEX V	CONTRACTOR’S TECHNICAL DESCRIPTION
ANNEX W	PAYMENT PLAN
ANNEX X	DEFFORM 177 — DESIGN RIGHTS AND PATENTS (SUB-CONTRACTORS) AGREEMENT

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Contract Terms & Conditions	PROTECT - CONTRACT	Contract SUVC1/0208

Name and Address of Contractor Integrated Survivability Technologies c/o Burges Salmon LLP, Narrow Quay House, Narrow Quay, Bristol, BS1 4AH	MINISTRY OF DEFENCE DEFCON 110 Schedule of Requirements WOLFHOUND Design, Development, Manufacture and Support Programme	Contract No: SUVC1/0208 (To be quoted on all correspondence) Contract Date: 01 April 2009

TABLE 1               ARTICLES REQUIRED

Item No	MOD Stock Reference NATO Stock number Stores reference no. or Catalogue number	Specification number Drawing number Part number	Description (CDRL References are at the SOW at Annex A to Contract)	Quantity/ Pricing	Max Provisional Price Each £ (EX VAT)	Max Provisional Price Each $ (EX VAT)
1	Provision of WOLFHOUND base vehicles to production standard in the following variants (CDRL’s 1-3):
	a) Patrol Vehicles			90/ Max Ea	£[***]	$[***]
	b) Military Working Dog Support Vehicles (MWDSU)			5/ Max Ea	£[***]	$[***]
	c) Patrol Vehicles for trials and testing			2/ Max Ea	£[***]	$[***]

2	Provision of WOLFHOUND integrated vehicles to Theatre Entry Standard (TES) in the following variants (CDRL’s 3, 5 & 6):
	a) Patrol Vehicles			90/ Max Ea	£[***]
	b) Military Working Dog Support Unit (MWDSU) Vehicles			5/ Max Ea	TBA
	c) Patrol Vehicles for trials and testing			2/ Max Ea	£[***]

3	Provision of Technical Design Packs for the WOLFHOUND vehicle variants at Items 2a and 2b above (CDRL 4).			1 per vehicle variant/ Max Ea	£[***]

4	Provision of the following AESP technical publications covering the WOLFHOUND vehicle variants at Items 2a and 2b above (CDRL 21): a) Cat 101 — Purpose and Planning Information			1 Copy plus 1 electronic Copy/ Max Lot	£[***]	$[***]
b) Cat 111 — Equipment Support Policy Directive (supplied by the Authority)
c) Cat 201 — Operating Information
d) Cat 421 — Installation Instructions and Preparation for Special Environments (VIKs)
e) Cat 512 — Failure Diagnosis
f) Cat 522 — Maintenance Instructions

(1) Option prices are subject to CAS investigation and the Exchange Rate Variation provision.

(2) This is a 1 day, up to 8 person, familiarisation course.  Career training courses are also available on request.

(3) Assumed to be defined post Contract Award with Dstl and IPT.

(4) Fully representative vehicle assumed.

(5) Minimum Order Size of 20 vehicles, to prevent small order disrupting production.  IST is open to discussing rates for smaller order sizes.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Contract Terms & Conditions	PROTECT - CONTRACT	Contract SUVC1/0208

g) Cat 532 — Inspection Standards
h) Cat 601 — Maintenance Schedules
i) Cat 711/721 — Illustrated Parts Catalogues/Commercial Parts Lists
j) Cat 741/751 — Complete Equipment Schedule (Simple Equipment)/(Complex Equipment)
k) Cat 811 — Modification Instructions

5	Supply of Certificate of Conformity (C of C) with the production of one copy of the AESP technical publications above (CDRL 22)	1 Copy plus 1 electronic Copy	FOC

6	Provision of Support & Test Equipment – Complete Equipment Schedule (CES) for the WOLFHOUND vehicle variants at Item 2a and 2b above (CDRL 23)	1 CES per vehicle/ Max Ea	£[***]	$[***]

7	Provision of Support & Test Equipment – Special Tools & Test Equipment (STTE) for the WOLFHOUND vehicle variants at Item 2a and 2b above (CDRL 24)	7 sets for 97 vehicles/ Max Lot		$[***]

8	Provision of Initial Supply of Spares to support 97 vehicles for 1 year duration (CDRL 13)	Initial Spares to support 97 vehicles for 1 year/ Max Lot	£[***]	$[***]

9	Supply of Documentation for NATO Codification (CDRL 14)	1 copy plus 1 electronic copy/ Max Lot	£[***]

10	Supply of Initial Equipment Repairables List (CDRL 15)	1 copy plus 1 electronic copy/	FOC

11	Provision of Train the Trainer (Operator) familiarisation courses for the WOLFHOUND vehicle variants at Items 2a and 2b above (CDRL 17)	TBC following TNA	£[***](2)

12	Provision of re-usable training package (Operator Train the Trainer Package) (CDRL 19)	1 Copy plus 1 electronic Copy	£[***](2)

13	Provision of Train the Trainer (Maintainer) familiarisation courses for the WOLFHOUND vehicle variants at Items 2a and 2b above (CDRL 18)	TBC following TNA	£[***](2)

14	Provision of re-usable training package (Maintainer Train the Trainer Package) (CDRL 20)	1 Copy plus 1 electronic Copy	£[***](2)

15	Provision of the following for trials and testing (See Para 2.18 of SOW):	See Annex A to Contract
	a) Document the readiness of the TES vehicle to be trialled (CDRL 31)	Max Lot	FOC
	b) Provision of training, material and documentation (CDRL 32)	Max Lot	£[***]	$[***]

(6) This reduced rate available due to NRE/ tooling already having been paid for, i.e. amortised.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Contract Terms & Conditions	PROTECT - CONTRACT	Contract SUVC1/0208

	c) Provision of spares support (CDRL 40)		TBD(3)
	d) Blast and Ballistic Test Specification (CDRL 42)		TBD(3)
	e) Blast and Ballistic Test Report (CDRL 43)		£[***]4
	f) Option price for 1 Representative Blast Vehicle	Max		$[***]

16	Provision of the following Tests, Reports and Documentation	1 Copy plus 1 electronic Copy of each
	a) Monthly Progress Reports (CDRL 29)	LoL	FOC
	b) EMC trials Report (CDRL 7)		£[***]
	c) Field Support Representative (FSR) Scoping Study Report (CDRL 16)		FOC
	d) Obsolescence Report (CDRL 25)		FOC
	e) Disposal Report (CDRL 26)		FOC
	f) Factory Acceptance Test (FAT) and supporting Report (CDRL 34)	LoL	FOC
	g) UK Type Approval Report (CDRL 35)	Max Lot	£[***]
	h) JADTEU Transportability and Tie Down Schemes (CDRL 36)	Max Lot		$[***]
	i) Logistic Support Analysis Reports (CDRL 12)		£[***]	$[***]

17	Provision of the following Plans and Documentation:	See Annex A to Contract
	a) Quality Management Plan and Strategy (QMAPS) document (CDRL 27)		FOC
	b) Programme Management Plan (CDRL 28)		FOC
	c) Configuration Management Plan (CDRL 37)		FOC
	d) Joint Risk and Opportunity Management Plan (ROMP) (CDRL 38)		FOC
	e) Integrated Support Plan and updates (CDRL 9)		FOC
	f) ILS Element Plans and updates (CDRL 10)		FOC
	g) Logistic Support Analysis (LSA) Plan and updates (CDRL 11)		FOC
	h) Joint Risk Register (CDRL 39)		FOC
	i) Government Furnished Assets (GFA) List (CDRL 41)		FOC

18	Provision of or attendance at the following Meetings and Reviews:	See Annex A
	a) Design Reviews and provision of minutes (CDRL 33)		FOC
	b) ILS Review Meetings and Minutes (CDRL 8)		FOC
	c) Monthly Progress Meetings and secretarial activities including the provision of minutes (CDRL 30)		FOC

19	Option prices(1) for additional quantities of Patrol Vehicles to Theatre Entry Standard (TES) and date by which these options must be exercised:

UK Financial Year 2009/2010
	a) 1-50	Per Vehicle	£[***](5)	$[***](6)
	b) 51-150		“	“
	c) 151+		“	“

UK Financial Year 2010/2011
	a) 1-50	Per Vehicle	£[***]	$[***]
	b) 51-150		“	“
	c) 151+		“	“

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Contract Terms & Conditions	PROTECT - CONTRACT	Contract SUVC1/0208

UK Financial Year 2011/2012
	a) 1-50	Per Vehicle	£[***](5)	$[***](6)
	b) 51-150		“	“
	c) 151+		“	“

20	Indicative quantities and prices for FSR’s based on the fleet quantities of WOLFHOUND vehicles, for operation (See Para 2.6.6 of SOW) to be confirmed following FSR Scoping Study Report;
	a) In the UK 2 FSR’s	Max Lot		$[***]
	b) On Operational Deployment 8 FSR’s	Max Lot		$[***]

21	Design of Integration of WOLFHOUND Vehicle to TES	Max Lot	£[***]

22	Option prices for Supply and Fit of Selex Drivers Night Vision System (DNVS) in a configuration similar to that of Mastiff for WOLFHOUND vehicle variants at Items 2a and 2b above	Per System	£[***]

23	Parts & Labour Warranty per vehicle in accordance with Annex R to Contract for 1 year duration	Per Vehicle

24	Reliability Warranty per vehicle in accordance with Annex S to Contract for 1 year duration	Per Vehicle	Inc. in vehicle price.	$[***]

25	Air Transportation of 2 WOLFHOUND base vehicles from the US to the UK	Max Lot	Inc. in vehicle price.

26	Option price for provision of Safety Case and Environmental Appraisal for WOLFHOUND vehicle variants at Items 2a and 2b above	Max Lot	£[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Contract Terms & Conditions	PROTECT - CONTRACT	Contract SUVC1/0208

TABLE 2               PACKAGING REQUIREMENTS

Item No	Packaging specifications/special markings etc.	Estimated Quantity	Adjustment	Estimated Quantity	Adjustment	Estimated Quantity	Adjustment
All	Packaging in accordance with DEFCON 129 and the ILS Plan at Annex I to Contract.

TABLE 3               DELIVERY OF ARTICLES

Item No	Start	Rate	Finish
	Refer to Annex B - Delivery Schedule.			CONDITIONS OF CONTRACT This contract is subject to: TERMS AND CONDITIONS 1 to 41 ANNEXES A to X

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Contract Terms & Conditions	PROTECT - CONTRACT	Contract SUVC1/0208

TERMS AND CONDITIONS

SECTION 1 - DEFCONS

1.                                      DEFCONS

1.1.                              The following DEFCONs shall apply:

DEFCON 5 (Edn 07/99)	MOD Forms 640 — Advice and Inspection Notes
DEFCON 5J (Edn 07/08)	Unique Identifiers
DEFCON 19 (Edn 01/76)

Free User, Maintenance and Supply of Drawings Note: Para 1(c) of this DEFCON shall be amended to read “The Authority shall have the right to request the contractor from time to time to furnish to the Authority, certain data or information which shall be subject to mutually agreeable license agreement(s) and which shall be negotiated, identifying specific data or information prior to the furnishing of any documents”

DEFCON 23 (Edn 04/98)	Special Jigs, Tooling and Test Equipment
DEFCON 68 (Edn 10/08)	Supply of Hazard Data for Articles, Materials and Substances
DEFCON 76 (Edn 12/06)	Contractor’s Personnel at Government Establishments
DEFCON 82 (Edn 10/04)	Special Procedure for Initial Spares
DEFCON 90 (Edn 11/06)	Copyright
DEFCON 113 (Edn 10/04)	Diversion Orders
DEFCON 117 (Edn 05/06)	Supply of Documentation for NATO Codification
DEFCON 129 (Edn 07/08)	Packaging (For Articles other than Ammunition and Explosives)
DEFCON 176A (Edn 06/08)	MOD Requirement for competition in subcontracting (Non-competitive Main Contract)
DEFCON 501 (Edn 04/04)	Definitions and Interpretations
DEFCON 502 (Edn 06/08)	Specifications
DEFCON 503 (Edn 07/05)	Amendments to Contract Note: Only the Authority’s commercial staff at Box 1 to DEFFORM 111 shall be regarded as the Authority’s ‘Duly Authorised representative’ for the purposes of DEFCON 503
DEFCON 507 (Edn 10/98)	Delivery
DEFCON 509 (Edn 09/97)	Recovery of Sums Due
DEFCON 513 (Edn 05/08)	Value Added Tax
DEFCON 515 (Edn 10/04)	Bankruptcy and Insolvency
DEFCON 516 (Edn 06/04)	Racial Discrimination
DEFCON 518 (Edn 09/97)	Transfer
DEFCON 520 (Edn 07/05)	Corrupt Gifts and Payments of Commission
DEFCON 521 (Edn 10/04)	Subcontracting to Supported Employment Enterprises
DEFCON 522 (Edn 07/99)	Payment
DEFCON 523 (Edn 03/99)	Payment of Bills Using the Bankers Automated Clearing Service (BACS) System
DEFCON 524 (Edn 10/98)	Rejection
DEFCON 525 (Edn 10/98)	Acceptance
DEFCON 526 (Edn 08/02)	Notices
DEFCON 527 (Edn 09/97)	Waiver
DEFCON 528 (Edn 10/04)	Overseas Expenditure and Import Licences
DEFCON 529 (Edn 09/97)	Law (English)
DEFCON 530 (Edn 07/04)	Dispute Resolution (English Law)
DEFCON 531 (Edn 05/05)	Disclosure of Information
DEFCON 534 (Edn 06/97)	Prompt Payment (Subcontractors)
DEFCON 537 (Edn 06/02)	Rights of Third Parties
DEFCON 538 (Edn 06/02)	Severability
DEFCON 566 (Edn 08/06)	Change of Control of Contractor
DEFCON 601(Edn 10/04)	Redundant Material

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Contract Terms & Conditions	PROTECT - CONTRACT	Contract SUVC1/0208

Note: The Condition will apply to the extent that the redundant materiel derives from the property owned by MOD and issued to the contractor. This includes scrap, redundant materiel arising on repair contracts, and items subject to the provisions of DEFCON 23 Special Jigs, Tooling and Test Equipment where title in the items has passed to MOD.

DEFCON 602A (Edn 12/06)	Quality Assurance (with Quality Plan)
DEFCON 604 (Edn 11/04)	Progress Reports
DEFCON 606 (Edn 10/97)	Change and Configuration Control Procedure
DEFCON 608 (Edn 10/98)	Access and Facilities to be provided by the Contractor
DEFCON 611 (Edn 06/06)	Issued Property
DEFCON 612 (Edn 10/98)	Loss of or damage to the Articles
DEFCON 619A (Edn 09/97)	Customs Duty Drawback
DEFCON 621A (Edn 06/97)	Transport (if the Authority is responsible for Transport)
DEFCON 621B (Edn 10/04)	Transport (if Contractor is responsible for Transport)
DEFCON 624 (Edn 04/00)	Use of Asbestos in Arms, Munitions or War Materials
DEFCON 629 (Edn 06/97)	Certified Cost Statement
DEFCON 632 (Edn 02/07)	Third Party Intellectual Property — Rights and Restrictions
DEFCON 637 (Edn 08/99)	Defect Investigation and Liability
DEFCON 642 (Edn 06/97)	Progress Meetings Note: The Authority’s requirement for meetings is outlined at Condition 21
DEFCON 643 (Edn 07/04)

Price Fixing

Note: References in this DEFCON to “provisional prices” shall mean “maximum provisional prices”.

Note: Para 2 of this DEFCON shall be amended to read “In the event of delay in fixing prices fair and reasonable maximum provisional prices shall be fixed by the Authority, and the Authority reserves the right to alter from time to time the provisional prices so fixed. The Contractor shall pay to the Authority the amount by which any sum paid on the basis of maximum provisional prices exceeds the sum payable on the basis of prices finally fixed. In the event of any alteration of the maximum provisional prices similar provisions for payment and repayment shall apply.”

DEFCON 644 (Edn 10/98)	Marking of Articles
DEFCON 648A (Edn 07/04)	Availability of Information
DEFCON 649 (Edn 07/99)	Vesting
DEFCON 650A (Edn 07/04)	Reference to the Review Board of Questions Arising Under the Contract
DEFCON 651A (Edn 07/04)	Reference to the Review Board of Questions Arising in relation to relevant subcontractors including those of a subsidiary company or firm
DEFCON 652 (Edn 07/04)	Remedy Limitation
DEFCON 654 (Edn 10/98)	Government Reciprocal Audit Arrangements
DEFCON 656 (Edn 03/06)	Break
DEFCON 659 (Edn 09/97)	Security Measures
DEFCON 681 (Edn 06/02)	Decoupling Clause — Subcontracting with the Crown
DEFCON 691 (Interim 08/02)	Timber and Wood — Containing Products Supplied Under the Contract
DEFCON 694 (Edn 06/06)	Accounting for Property of the Authority
DEFCON 696 (Edn 07/04)	Provisions in relation to a Final Summary Cost Statement — Post Costing
DEFCON 697 (Edn 01/06)	Contractors on Deployed Operations Note: The provisions of each Party shall be agreed following submission of the FSR Scoping Study in accordance with Annex A to Contract.

SECTION 2 - SPECIAL CONDITIONS

2.                                      SCOPE OF WORK

2.1.                              The Contractor shall be responsible for all aspects of work in accordance with the Statement of Work (SOW) at Annex A to Contract which shall meet the requirements of the Schedule of Requirements (SOR)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND Contract Terms & Conditions	PROTECT - CONTRACT	Contract SUVC1/0208

and the Contractors Technical Description at Annex V to Contract and in accordance with the terms and conditions and annexes of this contract.

2.2.                              The Contractor accepts that the Authority shall be not be responsible for payment for work not detailed in this Contract.

3.                                      INTERPRETATION

3.1.                              In the event of any conflict arising between the contents or order of precedence of any technical or administrative documents and the terms and conditions of the Contract, the terms and conditions of this Contract shall take precedence.

4.                                      SPECIFICATION AND BUILD STANDARD

4.1.                              The build standard for Items No. 1 and 2 of the Schedule of Requirements (SOR) shall be that of the first-off vehicle produced to the Contractor’s Build Standard as amended through the Configuration Control procedures, to meet the performance and reliability requirements of the Statement of Work (SOW) at Annex A and the Contractors Technical Description at Annex V to Contract and acceptance by the Authority.

4.2.                              Work shall be carried out to the satisfaction of the Authority’s Project Manager as detailed at Box 2 of DEFFORM 111 or his authorised representative.

4.3.                              Any proposal by either party to modify the above build standard (or any deviation) shall be notified in writing to the other in accordance with DEF-STAN 05-57 (Configuration Management of Defence Material), giving full details of its reasons for the proposed modification (or deviation). Should the implementation of any proposed modification (or deviation) result in the Authority incurring costs (directly or indirectly on ordering spares, revising literature or modifying equipment) the modification shall not be incorporated in any article supplied under the Contract unless authorised in writing by the Authority’s Commercial Branch in accordance with Contract Condition 38.

5.                                      RESPONSIBILITIES AS PRIME CONTRACTOR

5.1.                              The Contractor is hereby appointed as Prime Contractor and shall be entirely responsible for undertaking the work detailed in this Contract in accordance with the Terms and Conditions of this Contract.

5.2.                              The Contractor’s responsibilities in addition to those defined elsewhere in the Contract shall include but not limited to:

i) All work detailed in the Schedule of Requirements and the Statement of Work (SOW) at Annex A to the Contract including but not limited to the associated sub-systems, support equipment and other material,

ii) The placing, administration, control and management of all sub-contracts required to meet the requirement defined in the Contract, regardless of method by which the sub-contractor may be selected.

iii) Production co-ordination and overall system engineering. Contractor trials and tests.

iv) Planning, programming and progressing of the work.

v) Providing the Authority with the information defined in the Contract, on schedule, to satisfy the    Authority on a continuing basis that the work is proceeding in accordance with the Contract.

5.3.                              The Contractor shall appoint a UK systems house acceptable to the Authority for all integration activities as detailed in the Statement of Work (SOW) at Annex A to Contract. The appointed integration contractor shall hold a Facility Security Clearance.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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5.4.                              Should the Contractor fail to complete any part of the work or supply any of the Items as required by this Contract or to meet any of the Acceptance criteria as stated in this Contract to the reasonable satisfaction of the Authority and such failure is not caused by undue delays to the Contractor by the Authority, it shall be the Contractor’s responsibility to rectify that failure to the reasonable satisfaction of the Authority at no additional cost to the Authority.

5.5.                              Should the Authority formally or informally verify or express satisfaction with any design, drawing or data or if the Authority at any stage gives any advice or makes any comment or suggestion relating to any design, drawing or data under this Contract, the Authority shall not thereby incur any liability and the Contractor shall remain solely responsible for the proper performance of this Contract.

5.6.                              Any advice offered during the course of the Contract by the Authority, or any representative of the Authority, shall be deemed to be given without responsibility on the part of the Authority and the Contractor remains liable under the Contract to produce the Articles or perform the Services in accordance with the Contract.

5.7.                              Any alteration or change discussed between the representatives of the Contractor and the Authority, which is not formalised under a Contract Amendment or confirmed in writing by the Contracts Branch is not authorised under the Contract and there is no obligation on the Authority to accept.

6.                                      TECHNICAL ASSISTANCE TO THE AUTHORITY

6.1.                              The Authority may engage organisations to assist it with this Contract. In such circumstances, these parties shall be deemed to be approved representatives of the Authority to whom the Contractor shall make available such information and facilities as are necessary to enable them to fulfil their obligations to the Authority.

6.2.                              Any contract placed by the Authority for the services mentioned in Condition 6.1 above shall include suitable provisions for the protection of the confidentiality of any information released under the said contract.

7.                                      PRICES & GAINSHARE

7.1.                              The prices for the Articles and Services to be supplied by the Contractor to the Authority are firm i.e. non-variable for the duration of the contract and excluding VAT after allowing all cash and trade discounts. The prices shall be subject to formal price investigation by Cost Assurance Services (CAS) for all Articles. Until such time as the price investigation has been completed by Cost Assurance Services (CAS) to agree a firm price in accordance with DEFCON 643 and DEFCON 648A, the Authority shall pay, subject to the provisions of the Payment Plan at Annex W:

7.1.1.                     For SOR Items 1(a), 1(b) and 1(c): the maximum provisional prices detailed within the SOR, up to a maximum total price of $[***],$[***]and £[***]respectively for the total quantity of 97 vehicles, representing [***]% of the total contract value for these items, upon successful delivery of the Articles. Payment of the remaining $[***]and £[***]for SOR Items 1(a), 1(b) and 1(c) combined shall be subject to the outcome of the CAS price investigation.

7.1.2.                     For SOR Items 2 to 26 inclusive (subject to any options being taken): the Authority shall pay [***]% of the maximum provisional prices detailed within the Schedule or Requirements (SOR — DEFCON 110) upon successful delivery of the Articles. Payment of the remaining [***]% for SOR                 Items 2 to 26 inclusive shall be subject to the outcome of the CAS price investigation.

In the event that firm prices have not been agreed within 6 months of contract award, provided that any agreement is not unreasonably withheld, the parties shall refer to the dispute resolution procedures under DEFCON 530.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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7.2.                              All prices shall be in either UK Pounds Sterling (£) or US Dollars ($) in accordance with the Payment Plan at Annex W to Contract and are inclusive of all royalties, commercial agreements, license fees, and US and UK taxes, with the exception of Value Added Tax (DEFCON 513 refers).

7.3.                              All prices include the cost of handling, packaging and transportation (including carriage insurance and freight) to the point of delivery or ex-works to the consignee and the cost of compliance with all the Conditions of the Contract.

7.4.                              The prices for Items No. 1 and 2 of the Schedule of Requirements (SOR) includes those Long Lead Items already agreed as part of the Instructions To Proceed (ITP’s) dated 4th December 2009 and 17th March 2009 respectively.

7.5.                              Notwithstanding the Authority’s rights under DEFCON 650A, the Contractor shall actively seek innovative approaches in reducing cost. The Authority shall endeavour to assist the Contractor with this activity. In the event the Contractor is able to reduce cost against that detailed at Annex G (Equality of Information pricing statement) the Parties shall share any saving in the following proportions, with the Authority’s share expressed first:

Labour hours at direct rates	[***]:[***]
Materials in relation to the BOM	[***]: [***]

7.6.                              The Contractor shall clearly record and make available at the request of the Authority all costs associated with this Contract to allow this gainshare to be applied. Further, the Contractor shall at quarterly intervals produce a detailed account of any savings made against the agreed costs. On completion of the Contract both parties shall review such records and to the extent that savings have been achieved the Parties shall share such savings in the agreed ratios. The Authority reserves the right to deduct its share of any savings from any outstanding sum due to the Contractor upon completion of the Contract.

8.                                      DELIVERY

8.1.                              Notwithstanding the provisions of DEFCON 507, as this requirement is an Urgent Operational Requirement (UOR), delivery is of significant importance. Any delay to delivery shall be dealt with in accordance with Conditions 39 and/or 37 to Contract. All Items detailed in the Schedule of Requirements shall be delivered in accordance with the Delivery Schedule at Annex B to Contract.

8.2.                              Delivery shall be included in the price of all items.

8.3.                              Delivery shall be made as follows:

SOR Items 2 (which shall include SOR Items 1, 23 and 24), 6, 7 and 8

Defence Storage & Distribution Agency, Ashchurch, Gloucestershire. GL20 8LZ

Risk of any damage, theft or loss shall rest with the Contractor until the vehicle has been successfully delivered and is in the Possession of the Authority at DSDA Ashchurch. Should the vehicle have to be taken off the Authority’s Premises by the Contractor for remedial work, this risk shall pass back to the Contractor.

SOR Items 3, 4, 5, 9, 10, 16, 17 and 21

To the Authority’s Project Manager as detailed at Box 2 of DEFFORM 111 or his nominated representative.

SOR Items 11, 12, 13, 14, 15, 18 and 20

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Please refer to the Authority’s Project Manager as detailed at Box 2 of DEFFORM, or his nominated representative, for delivery consignment instructions.

9.                                      NOT USED

10.                               RECTIFICATION OF DEFECTS ON DELIVERY

10.1                           Notwithstanding the provisions of DEFCONs 524 and 525, the Contractor shall rectify any defects found on Delivery at his own cost, with no additional cost to the Authority, within 5 (five) business days. Acceptance shall not take place until all defects have been made good and the Acceptance criteria met.

11.                               ACCEPTANCE

11.1.                        Notwithstanding the provisions of DEFCONs 524 and 525, the following acceptance criteria shall apply:

SOR Item 2 (which shall include SOR Items 1, 23 and 24):

Acceptance shall occur on the successful passing of the following Inspections:

i.                                          Inspection by the Authority’s Quality Assurance Representative at Box 7 to DEFFORM 111 or his nominated representative; or by the Authority’s Project Manager at Box 2 to DEFFORM 111; and.

ii.                                       Defence Storage & Distribution Agency (DSDA) vehicle inspection process at Ashchurch, Gloucestershire. GL20 8LZ

The Authority reserve the right to inspect the vehicles prior to delivery at DSDC Ashchurch at (i) above. The Contractor shall notify the Authority’s Quality Assurance Representative at Box 7 at least 2 business days prior to each vehicle becoming available for inspection. To the extent that the Authority delays inspection under Condition (i) above, the Contractor shall be entitled to an adjustment equal to such delay for that vehicle’s delivery date at Annex B to Contract.

SOR Items 3 to 22 inclusive:

Acceptance shall occur on delivery and inspections by Protected Mobility Team (PMT). Please refer to the Authority’s Project Manager at Box 2 of DEFFORM 111, or his nominated representative.

12.                               PAYMENT AND INVOICING

12.1.                        All Payments against the Contract shall be made in UK Pounds Sterling (£) or US Dollars ($) and shall be claimed in accordance with this Condition 12 and the Payment Plan at Annex W to Contract. Upon completion and delivery of the Articles as defined in the Schedule of Requirements (SOR) the Contractor shall submit the relevant form to the representative(s) of the Authority detailed at Annex H to Contract, and will then be returned to the Contractor for onward transmission to the FMSSC for payment.

12.2.                        The relevant form shall be completed in a manner that makes it clear, precisely what Contract SOR Items(s) and Articles are being claimed. For the purposes of DEFCON 522, claims shall not be valid and shall not be regarded as “a properly completed claim”, unless it is submitted in the manner described in this Condition 12.

12.3.                        Upon receipt of the endorsed relevant form, the Contractor shall submit his claim for payment to the Bill Paying Authority referenced at Box 11 of the DEFFORM 111, accompanied by a DAB 10.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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12.4.                        All Items detailed in the Schedule of Requirements (SOR) shall be delivered in accordance with the Delivery Schedule agreed between the Authority and the Contractor at Annex B to Contract.

12.5.                        It is the aspiration of both Parties to move to electronic payments via the Purchase to Payment (P2P) system within 3 months of Contract Award.

13.                               RELIABILITY AND ACCEPTANCE TRIALS

13.1.                        The Authority plans to trial the vehicle at the locations detailed in the Statement of Work at Annex A to Contract. Delivery of these trials shall not be construed as a contract deliverable for the Contractor.

13.2.                        The Contractor shall fully cooperate with the Authority in delivering the equipment, personnel, training and support necessary to facilitate the trialling in accordance with the Statement of Work at Annex A to Contract to allow the Authority to validate and verify the Contractor’s WOLFHOUND vehicles and ancillaries against the Authority’s SRD and SOW. The Authority reserves the right to change the location of trialling within the UK at no additional cost.

14.                               QUALITY ASSURANCE

14.1.                        For the duration of the Contract the Contractor shall maintain its Quality Assurance (QA) process system in accordance with the Quality Assurance Management Plan and Strategy (QMAPS) at Annex C to Contract, the Summary of Quality Requirements at Appendix F to Annex A to Contract and the following standards:

•                  AQAP 2070 NATO Mutual Government Quality Assurance (GQA) Process, Edition 1 dated 01 January 2004

•                  AQAP 2110 Quality assurance requirements for design, development and production, Edition 2 dated 01 December 2006

•                  AQAP 2105 Requirements for deliverable quality plans, Edition 1 dated 01 December 2005

•                  AQAP 2210 Supplementary Software Quality Assurance Requirement, Edition 1, dated 01 November 2006

•                  STANAG 4107 Mutual Acceptance of Government Quality Assurance and Usage of the Allied Quality Assurance Publications, Edition 8 dated 06 July 2007

•                  Defence Standard 05-61 Part 1 - Deviations / Waivers, Issue 4 dated 26 April 2004

•                  Defence Standard 05-61 Part 4 - Contractors Working Parties, Issue 3 dated 25 October 2002

•                  Defence Standard 05-57 - Configuration management of Defence Materiel, Issue 5 dated 17 June 2005

•                  Defence Standard 03-32 - Pre-treatment and painting, Issue 4 dated 08 July 2005

•                  Defence Standard 05-99 — Managing Government Furnished Assets in Industry, Issue 3 dated 01 August 2008

14.2.             All requirements of this contract shall be subject to Government Quality Assurance (GQA). The Government Quality Assurance Representative (GQAR) for the purposes of this Contract is as shown at Box 7, to DEFFORM 111.

14.3.              The QMAPS shall be found at Annex C to Contract. Any amendments made to the QMAPS during the Contract shall be submitted for approval and acceptance through the formal Contract change procedure at Condition 38

14.4.             The Contractor shall use reasonable endeavours to work to ISO 9000:2008 series of standards, or to a similar recognised national or international third party accreditation scheme and obtain certification within a timely manner.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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15.                               WARRANTY INTERPRETATION

Notwithstanding the provisions of DEFCON 501, for the purposes of Conditions 16 and 17 below the following terms shall mean:

Warranty Claim Form	MOD Form 777 (Annex R or S to Contract)

User Units	The Authority’s employees, agents (including but not limited to regiments, other military sections, units or divisions) that will keep or use the Articles for any purpose.

Part(s)

The smallest possible component which can be replaced using tools provided at unit level: for the purposes of the Contract, major sub-assemblies/sub-assemblies shall be considered to constitute a Part.

MOD Reliability & Acceptance Trials	A trial of production vehicles in accordance with the Statement of Work at Annex A to Contract

Technical Manuals	The AESP Technical Publications under Item 4 of the Schedule of Requirements (SOR)

Warranty Claim	A claim by the Authority against the Contractor for a failure of any Part under Conditions 16 and 17.

16.                               PARTS & LABOUR WARRANTY

16.1.                        The Contractor shall provide the Authority with a Parts and Labour Warranty for each WOLFHOUND vehicle in accordance with Annex R to Contract.

16.2.                        Should the Authority undertake warranty repairs in accordance with paragraph 5 of Annex R to Contract, the Contractor shall reimburse the labour costs incurred by the Authority at the following inclusive labour rate:

£[***] per hour

17.                               RELIABILITY WARRANTY

17.1.                        The Contractor shall provide the Authority with a Reliability Warranty for each WOLFHOUND vehicle in accordance with Annex S to Contract.

17.2.                        Should the Authority undertake warranty repairs in accordance with paragraph 5 of Annex S to Contract, the Contractor shall reimburse the labour costs incurred by the Authority at the following inclusive labour rate:

£[***] per hour

18.                               GOVERNMENT FURNISHED ASSETS (GFA)

18.1.                        The Authority shall be responsible for providing and/or making available free of charge to the Contractor those items in terms of Government Furnished Assets (GFA) which are listed at Annex D to Contract in accordance with DEFCON 611. All such items shall be held on loan terms as detailed in Annex D to Contract and shall be used only in aid of the work to be carried out under this contract. The Authority shall endeavour to keep the Contractor informed of any delay to the delivery of GFA as soon as reasonably practicable. In the event of such delay or any other action, inaction or omission of the Authority preventing or delaying the performance by the Contractor of its obligations under this Contract, the Contractor shall not be liable for such delay or failure to perform provided it provides an impact statement to the Authority which

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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demonstrates such impact is as a direct result of the Authority’s failure to provide GFA items in accordance with Annex D to Contract. Upon receipt of such impact statement, and provided that such impact is directly attributable to the Authority’s failure to provide GFA items, the Parties shall agree any fair and reasonable Contract changes which shall be implemented in accordance with Contract Condition 38. In the event the parties are unable to agree the parties shall refer to the dispute resolution procedures under DEFCON 530. Immediately that he is aware of any delay in receipt of GFA, the Contractor shall advise the Project Manager detailed at Box 2 of DEFFORM 111. No other GFA shall be issued or made available by the Authority as a Contract dependency and the Authority does not guarantee to provide any GFA which is not identified in Annex D to Contract.

18.2.                        GFA shall not be removed from the Contractor’s premises without the prior written consent of the Authority, except where it is necessary for the performance of sub-contractor work. GFA Issued to the Contractor may only be used solely for the purposes of the work to be performed under this Contract.

19.                               SPECIAL JIGS, TOOLING & TEST EQUIPMENT (S&TE)

19.1.                        Reference to DEFCON 23, Special Jigs, Tooling & Test Equipment shall also include Special Jigs, Tooling & Test Equipment supplied under Contracts SUVC1/0141, SUVC1/0165 and SUVC1/0191.

20.                               SUB-CONTRACTING

20.1.                        The Contractor shall ensure that the provisions of DEF-STAN 05-61 shall be extended to the placing and control of all sub-contracts arising from this Contract. A copy of each sub-contract shall be supplied to the Authority on request.

20.2.                        The Contractor shall be responsible for the management of any sub-contractors or agents and shall accept full responsibility for their performance. The sub-Contracting of any obligation under this Contract shall not relieve or excuse the Contractor from its obligations to the Authority in respect of the due performance of such obligations. The Contractor shall be responsible to the Authority for the acts or omissions of that sub-Contractor in relation to such sub-Contractor’s performance of this Contract shall be regarded as an act or omission of the Contractor.

20.3.                        The Authority shall not intervene in disputes between the Contractor and its sub-Contractors, nor shall it deal directly with any sub-Contractor. All approaches to the Authority shall only be made by the Contractor.

20.4.                        In the event that any Sub-Contractor or Agent generates any Intellectual Property including Patents, Registered Trade Marks and Registered Designs (and applications for the same), Copyright, Design Right, Unregistered Trade Marks, know-how and confidential information; then the Contractor shall ensure that the sub-contractor or agent enters into an Agreement with the Authority in the form of DEFFORM 177, Design Rights and Patents Sub-Contractors Agreement prior to commencement of any work.

21.                               PROGRESS REPORTS, PROGRESS MEETINGS AND DESIGN REVIEWS

21.1.                        The Authority’s requirements for meetings, design reviews and progress reports are detailed in the Statement of Work at Annex A to Contract. The meetings will be held either at the Contractors premises or at the Authority’s premises, at no cost to the Authority. The Contractor will be responsible for maintaining a written record of meetings held and resultant actions for the duration of the Contract, and shall provide these minutes to the Authority no later than 5 business days after each meeting for subsequent agreement with the Authority that they represent an accurate record of the meeting. The Authority shall notify the Contractor within 5 business days of their acceptability or otherwise.

21.2.                        The Contractor shall ensure adequate and appropriate representation by themselves and sub-Contractors as necessary, applicable to each meeting, and that those representatives are empowered to represent the views of the Contractor and make decisions.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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21.3.                        The Contractor shall also provide the Authority’s Project Manager with any information he reasonably requests to satisfy himself that the work is proceeding to time and performance/quality for the Duration of this Contract.

22.                               EXPORT LICENCES FROM US GOVERNMENT

22.1.                        It shall be the sole responsibility of the Contractor to submit to US Government in a timely manner any applications for export licences including any US Congressional Notification or application under the Defense Priorities and Allocations System (DPAS) required to perform any of its obligations under this Contract.

23.                               CUSTOMS CLEARANCE

23.1.                        The Contractor shall be responsible for clearance outwards from the country of origin and through UK customs. If Delivery Verification Certificates are required, it shall be the responsibility of the Contractor to obtain the certificates from the point of import.

24.                               CONTRACTORS PERSONNEL

24.1.                        Personnel employed under the Contract must have appropriate qualifications and competence for the tasks on which they are engaged and in all aspects acceptable to the Authority. The Authority may only object on reasonable and demonstrable grounds

24.2.                        Where so required, full details of key personnel to be employed on the Contract shall be made available in advance to the Authority on request for confirmation of acceptability.

24.3.                        The Contractor shall take all reasonable steps to avoid changes of key personnel assigned to and accepted for work under this Contract. The Authority shall be notified in advance of any change of key personnel.

25.                               SECURITY OF MINISTRY PROPERTY

25.1.                        Work under this contract is generally classified as RESTRICTED and an aspect of the work required under the Contract is classified as SECRET as defined in the letter SUVC1/0208 dated 4th February 2009.

25.2.                        The Contractor shall confirm in writing to the Commercial Branch that the definition of the Classified matter has been brought to the attention of the person(s) directly responsible for the Security of the Contract, that the definition is understood and that measures can be/will be taken to safeguard the Classified matter and he/she shall immediately refer any difficulties in these respects to the PMT Security Officer Mr R Hobbs, PMT, Spruce 3.A, Defence Equipment & Support Abbey Wood, Bristol, BS34 8JH. Telephone: 01179 139807

25.3.                        Changes in this classification will be notified by the Project Manager to whom all enquiries shall be addressed as shown at Box 2, to DEFFORM 111.

25.4.                        The Contractor should be aware of all security implications when performing the Authority’s work and should take the necessary precautions to protect his staff and premises.

25.5.                        The Contractor shall be entirely responsible for the security of all Property in his possession for the purpose of the Contract. Such Property must be effectively secured and not left unattended in any place accessible to the public.

25.6.                        The Contractor shall be responsible for ensuring the security requirements are met to the complete satisfaction of the Authority.  In the event of non compliance, the Authority shall have the right to withhold any further work under this Contract until such time as security requirements are complied with.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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26.                    MARKING OF ARTICLES

26.1.             The Contractor shall supply and fit vehicle identification plates in accordance with the Systems Requirements Document at Appendix A to the Statement of Work at Annex A to Contract.

26.2.             The Contractor shall supply and fit Modification plates in accordance with the Systems Requirements Document at Appendix A to the Statement of Work at Annex A to Contract.

27.                    REGISTRATION PLATES AND ALLOCATION OF REGISTRATION NUMBERS

27.1.             The Contractor shall supply and fit registration plates in accordance with the Systems Requirement Document at Appendix A to the Statement of Work at Annex A to Contract. Application for registration plates shall be made, in writing, 28 days before they are required to:

WOLFHOUND Project Manager

Protected Mobility Team

Defence Equipment & Support

Spruce 3a, #1302

MoD Abbey Wood

Bristol

BS34 8JH

27.2.             Prior to consignment of the vehicles, the Contractor shall notify the allocation of vehicle registration numbers to chassis and engine numbers as appropriate to the address outlined above.

28.                    SUPPLIER DEVELOPMENT SCHEME — SUPPLIER AND CUSTOMER PERFORMANCE MEASUREMENT

28.1.             The Contractor and the Authority agree to monitor performance under the Contract in accordance with the Supplier Development Scheme, Supplier and Customer Performance Measurement Process.

29.                    PUBLICITY

29.1.             Any announcement; or the content of any announcement, regarding this Contract shall be subject to agreement by the Authority.

30.                    POTENTIAL HAZARD - RESPIRABLE DUST ON EQUIPMENT RETURNED FROM THEATRE

30.1.             Some equipment being returned from theatre to UK for servicing and maintenance maybe contaminated with dust potentially containing respirable crystalline silica.  Maintenance, servicing and refurbishment activities that disturb this dust carry with them the potential to expose those undertaking the task to airborne dust containing respirable crystalline silica.

30.2.             The Contractor shall ensure that exposure to hazardous substances must be adequately controlled and, for substances assigned a Workplace Exposure Limit (WEL), exposure does not exceed the WEL. Respirable crystalline silica has been assigned an 8 Hr Time Weighted Average (TWA) WEL of 0.1 mg/M3.

30.3.                        Processes that actively generate airborne dust, such as use of compressed air lines, should be avoided.  Cleaning techniques that minimise generation of airborne dust include wet or vacuum cleaning. If this is not reasonably practicable or does not reduce exposure sufficiently then use of enclosures and/or properly designed exhaust ventilation systems — supplemented by respiratory protective equipment — may be necessary. The provision of respiratory protective equipment on its own as a control measure is unlikely to be acceptable.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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30.4.                        The Health and Safety Executive (HSE) recommends that risk assessments for silica follow the “special” control approach as laid out in their guidance sheet G400, further information on dealing with respirable silica can be obtained from the HSE and from the British Occupational Hygiene Society (BOHS).

30.5.                        The Contractor shall forward this information to any companies in his supply chain that are involved in any activity, e.g. repair, servicing, maintenance, refurbishment, disposal, etc., of the equipment(s), sub-systems, and/or components, that may disturb any dust on such items.

31.                               CONTRACTOR ON DEPLOYED OPERATIONS (CONDO)

31.1.                        In the event the Authority tasks the Contractor to provide Field Support Representatives (FSR’s), the Parties shall provide CONDO services in accordance with DEFCON 697 and DEF-STAN 05-129.

31.2.                        The quantities of FSR’s detailed in the Schedule of Requirements (SOR) are indicative based on the fleet quantities of WOLFHOUND vehicles. The exact quantities under SOR Items 20(a) and 20(b) shall be confirmed following submission of the Field Support Representative (FSR) Scoping Study Report in accordance with Annex A to this Contract.

32.                               RISK

32.1.                        The Contractor and the Authority shall undertake joint risk management in accordance with the Statement of Work (Annex A) and the Joint Risk & Opportunity Management Plan (ROMP) at Appendix B to Annex A. The joint risk register shall be used to capture all programme risks with the respective owner being responsible for managing their own risks.

32.2.                        The Authority’s acceptance of the contractor’s Risk & Opportunity Management Plan (ROMP) does not imply acceptance of any slippage, additional cost, or performance shortfall identified in the Risk Assessment. Similarly any statement on Risk ownership is without prejudice to the adjudication of liability in the case of any event arising. Nothing contained in Appendix B to Annex A shall reduce the contractor’s commitment to meet the requirements of the contract.

33.                               OPTION TO PURCHASE FURTHER ITEMS

33.1.                        In addition to the articles detailed under Items 1, 2, 6, 7 and 8 the Schedule of Requirements (SOR), and in consideration of placing this contract, the Contractor hereby grants to the Authority the irrevocable option to procure further quantities at the prices agreed at Item 6, 7, 8 and 19 of the Schedule of Requirements (SOR).

34.                               ENTIRE AGREEMENT

34.1.                        Subject to Contract Condition 19, this Contract and its annexes and attachments constitute the entire understanding and agreement between the Parties and supersedes all previous agreements and understandings between the Parties with respect to the matters referred to herein.

34.2.                        The Parties acknowledge and agree that this Contract has not been entered into in reliance, in whole or part, on any statement, representation, warranty or understanding (whether negligently or innocently made) by any person (whether a party or otherwise) except those expressly set out in this document.

35.                               PROVISION BY THE CONTRACTOR OF THE TRAINING UNDER CONTRACT ITEMS 11 AND 13

35.1.                        Training requirements under SOR Items 11 and 13 shall be authorised in writing by the Authority as and when required. The dates for any courses and details of the type of course and number of attendee will be agreed with the Contractor when the training is authorised. The training location is to be confirmed following the Training Needs Analysis (TNA).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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36.                               DATA HANDLING

36.1.                        The Contractor shall (and shall procure that any of its Staff involved in the provision of this Contract) be registered under the Data Protection Act 1998 (“DPA”) and both Parties will duly observe all their obligations under the Act which arise in connection with the Contract.

36.2.                        Notwithstanding the general obligation in Condition 36.1, where the Contractor is processing personal data (as defined by the DPA) as a data processor for the Authority (as defined by the DPA) the Contractor shall ensure that it has in place appropriate technical and organisational measures to ensure the security of the personal data (and to guard against unauthorised or unlawful processing of the personal data and against accidental loss or destruction of, or damage to, the personal data), as required under Seventh Data Protection Principle in Schedule 1 to the DPA; and

36.2.1.                         Provide the Authority with such information as the Authority may reasonably require to satisfy itself that the Contractor is complying with its obligations under the DPA;

36.2.2.                         Promptly notify the Authority of any breach of the security measures required to be put in place pursuant to Condition 36.2, and

36.2.3.                          Ensure that it does nothing knowingly or negligently which places the Authority in breach of the Authority’s obligations under the DPA.

36.3.                        The provisions of this Condition shall apply during the continuance of this Contract and indefinitely after its expiry or termination.

37.                               DEFAULT

37.1.                     Contractor Default

37.1.1.                                       Without prejudice to any other rights or remedies of the Authority under this Contract and subject to Condition 41, each and any of the following events shall constitute an event of default on the part of the Contractor (a “Contractor Default”), entitling the Authority to determine in whole or in part the Contract by written notice to the Contractor:

(i)                                                the grounds referred to in DEFCON 515;

(ii)                                             a material breach of the Contractor’s material obligations under this Contract;

(iii)                                          breach by the Contractor of the provisions of DEFCON 520 and DEFCON 659; and/or

(iv)                                         Not less than 10 business days after any of the agreed dates detailed at Annex A to Contract has not been achieved;

37.1.2.                                          Following an event under Contract Condition 37.1.1(ii) and/or (iv) the Authority shall comply with the following procedure before exercising its right to terminate or Step-In in accordance with Condition 37.1.2.6:

37.1.2.1.                 If the Authority reasonably considers that a Contractor Default has occurred, it shall issue to the Contractor a rectification notice citing such Contractor Default (a “Rectification Notice”).

37.1.2.2.                 On receipt of a Rectification Notice, the Contractor shall, have 15 business days (or such longer period as may be agreed by both Parties), to produce a plan to the Authority containing the Contractor’s proposed remedial action for remedying the breach and associated timescale for completion of such remedial action (a “Rectification Plan”).

37.1.2.3.      The Contractor shall submit the Rectification Plan for the Authority’s approval, which shall not be unreasonably withheld. Provided that the Authority approves the Rectification Plan and the

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Contractor rectifies the breach in accordance with the Rectification Plan, the Authority may not terminate the Contract or Step-In for that breach.

37.1.2.4.                 In the event that the Authority approves the Rectification Plan but the Contractor fails to rectify the breach in accordance with the Rectification Plan within the agreed period, or any longer period as may be agreed, then the Authority may proceed to terminate the Contract or issue a Step-In Notice, in each case in accordance with the provisions of Condition 37.1.2.6 below.

37.1.2.5.                 In the event that the Authority, acting reasonably, rejects the Rectification Plan, the Contractor shall be provided with a further 10 business days in which to amend the Rectification Plan and submit to the Authority for approval pursuant to the terms of this Clause (an “Amended Rectification Plan”).  In the event that the Authority, acting reasonably, rejects the Amended Rectification Plan the Authority may proceed to terminate the Contract in accordance with the provisions of Condition 37.2 or issue a Step-In Notice, in each case in accordance with the provisions of Condition 37.1.2.6 below.

37.1.2.6.                 If the Contractor:

(i)                             fails to submit a Rectification Plan within the permitted time;

(ii)                          fails to submit an Amended Rectification Plan within the permitted time; or

(iii)                       fails to remedy the breach in accordance with the relevant Rectification Plan, or Amended Rectification Plan (as the case may be),

the Authority may, by written notice to the Contractor:

(a)                           Terminate the contract (the “Termination Notice”) and determine the Contract forthwith; or

(b)                          Step-In (the “Step-In Notice”).

37.1.2.7.                 The Authority shall, in its absolute discretion, give notice to the Contractor which action it intends to take. The Authority shall not be bound to undertake Step-In action prior to termination. In either case, the Authority shall proceed in accordance with Condition 37.2 for termination or Condition 37.3 for Step-In.

37.2.          Termination Notice

37.2.1.                                       Where the Contract is terminated pursuant to this Condition 37.1.2.6, the following provisions shall apply:

37.2.1.1.                 to the extent that Articles have been delivered by the Contractor prior to the Termination Date but not yet paid for by the Authority as at that date, the Authority may, at its sole discretion, either:

(i)                             request that the Contractor promptly recover such Articles (or any of them), and the Contractor shall comply with such request; or

(ii)                          opt to accept ownership of such Articles (or any of them), in which case the Authority shall pay to the Contractor the Contractor’s reasonable costs and in any case not to exceed the amount that would otherwise have been payable by the Authority for such Articles) of providing such Articles;

37.2.1.2.      to the extent that Services have been provided by the Contractor prior to the Termination Date:

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(i)                             and accepted but not yet paid for by the Authority as at that date, the Authority shall pay to the Contractor the agreed Contractor’s Price for the provision of such Services;

(ii)                          and not accepted by the Authority and/or made subject to any withholding by the Authority as at that date, the Authority shall pay to the Contractor the Contractor’s Price for the provision of such Services less any withholding.

and in either case the amount to be paid under Conditions 37.2.1.2(i) or 37.2.1.2(ii) above shall not exceed the amount that would otherwise have been payable by the Authority for such Services.

37.2.1.3.                 to the extent that Articles have been delivered by the Contractor prior to the Termination Date and the Authority has paid for such Articles, the Authority may, at its sole discretion, either:

(i)                             request that the Contractor promptly recover such Articles (or any of them), and the Contractor shall comply with such request and promptly reimburse to the Authority all sums paid by the Authority in respect of such recovered Articles; or

(ii)                          opt to retain such Articles (or any of them), in which case the Contractor shall reimburse the Authority the difference between:

a)                            the Contractor’s reasonable costs of providing such Articles; and

b)                           the sums paid by the Authority in respect of such retained Articles;

37.2.1.4.                 any amounts to be paid by the Authority under Conditions 37.2.1.1 and 37.2.1.2 above shall be reduced by any amounts to be reimbursed by the Contractor under Condition 37.2.1.3 above; and

37.2.1.5.                 the Contractor shall bear its own costs (including amounts payable to Sub-Contractors, employees and other third parties) in respect of such termination.

37.3.          Step-In Notice

37.3.1.                                       The Authority can exercise its right to step-in either under Condition 37.1.1 or if any of the following events occur:

(i)                        for any circumstances constituting, in the reasonable opinion of the Authority, a situation of emergency;

(ii)                     because, in the reasonable opinion of the Authority, a serious risk exists to the health or safety of persons or property or to the environment; and

(iii)                  a breach of statutory duty by the Contractor or its Sub-Contractors

37.3.2.                                       Within 5 business days of the date of the Step-In Notice, the Authority shall inform the Contractor as to the action to be taken by the Authority, provided that the final decision as to the action to be taken shall be in the Authority’s absolute discretion.

37.3.3.               At any time after the Authority has issued a Step-In Notice, and having informed the Contractor, the Authority may take such action as it considers appropriate, having discussed on fair and reasonable terms how this will affect the Contract, and in order to do so may do, or engage a third party to do, either or both of the following:

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(i)             have access to and the right to use any of articles delivered under the Contract and, for such period as is necessary, take over any or all of the SOR Items as specified in the Step-In Notice, subject to Contract Condition 40;

(ii)          suspend the obligation of the Contractor to provide all or any of the SOR Items as specified in the Step-In Notice.

37.3.4.                                       The Contractor shall co-operate fully with the Authority, and provide all reasonable assistance (including providing access to or copies of technical information) subject to Contract Condition 40.

37.3.5.                                       The Authority shall take any action under this Condition 37.3 using the funds allocated, to the SOR Items affected by the Step-In and the Authority shall reimburse the Contractor for all reasonable additional costs incurred by the Contractor in assisting the Authority provided that the Authority shall otherwise have no liability to the Contractor as a result of any action taken pursuant to this Condition.

37.3.6.                                       In the event that the Authority exercises its right under Condition 37.3 then for so long as and to the extent that the Authority exercises such rights, the Contractor will no longer have the right or obligation to provide such of the SOR Items in respect of which the Authority has exercised its rights as the Contractor is prevented from so providing.

37.3.7.                                       At such time as the Authority in its discretion may decide that grounds for the exercise of its rights under Condition 37.3 no longer exist in respect of all or any of the suspended SOR Items, it shall give a notice to the Contractor (a “Step-Out Notice”) specifying the obligations of the Contractor which are to be reinstated and the date on which the provision of SOR Items by the Contractor in accordance with such obligations is to recommence, and the Contractor shall comply with the terms of any such Step-Out Notice in relation to a single exercise of its rights under Condition 37.3, so as to reinstate the provision of suspended SOR Items by the Contractor partially or gradually.

37.3.8.                                       If not satisfied, the Authority may terminate the Contract in accordance with Condition 37.1.2.6.

37.3.8.                                       References (however worded) in this Condition 37.3 to any steps or action being taken by the Authority under this Condition 37.3 are references to such steps or action being taken either by the Authority itself or by persons engaged by the Authority for that purpose

38.                    CONTRACT CHANGE PROCEDURE

38.1.             The Contract may only be amended (or changed) with the written authority of the Authority’s Commercial Manager in accordance with the following Contract Change Procedure.

38.2.             Proposals for a change to the Contract shall be submitted to the Authority’s Commercial Manager and copied to the Authority’s Project Manager on a Change Proposal Form at Annex T to Contract.

38.3.             For each and every proposed change affecting the existing contract price, Firm price quotations in accordance with Condition 7 and with a validity of at least 6 months shall be submitted to the Authority by the Contractor with each change proposal form. All quotations submitted shall be accompanied with an analysis showing the way in which the Contractor has built up the price under the following headings:

a)                            Direct Labour (man hours and wage rates)

b)                           Overheads

c)                            Materials

d)                           Sub-contracted work

e)                            Special Jigs, Tools, etc

f)                              Profit

38.4.                        The Authority will then either authorise the Contractor to proceed or withdraw the change.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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38.5.             When a Change Proposal Form is completed in all its terms, it may be signed by an authorised representative of the Contractor and the Authority’s Project Manager as indicating the correctness of the information contained therein. Following this action, at the Authority’s discretion, a formal Contract Amendment may be offered by the Authority’s Commercial Manager.

38.6.             No changes shall become effective until a contract amendment incorporating the change has been issued by the Authority and accepted unconditionally by the Contractor. All changes shall be recorded at Annex U to Contract.

39.                    LIQUIDATED DAMAGES

39.1.             It is recognised by the parties that in the event that any of the Articles, which the Contractor is required under this Contract to supply to the Authority, being not delivered at the time required the Authority will suffer loss and damage thereby.

39.2.             Accordingly, if any of the Articles are not delivered within the time or times specified in the Contract, the Contractor shall be liable to pay to the Authority as liquidated damages (which the Parties agree represents a genuine pre-estimate of the Authority’s losses in the circumstances covered by this Condition) for delay in relation to the delivery of:

(a)          WOLFHOUND vehicles to TES (SOR Items 2a, 2b and 2c) to include CES (SOR Item 6) per vehicle by the delivery dates to DSDC Ashchurch detailed in the delivery schedule at Annex B to Contract, the sum of £[***] per vehicle (including CES) for each business day or part thereof of such delay.

(b)         The following support articles:

(i)                                   Interim Technical Publications (part of SOR Item 4);

(ii)                                Support & Test Equipment (SOR Item 7);

(iii)                             Train the Trainer (Operator) course for WOLFHOUND (SOR Item 11) to include re-usable training package (SOR Item 12)

(iv)                            Train the Trainer (Maintainer) course for WOLFHOUND (SOR Item 13) to include re-usable training package (SOR Item 14)

By the delivery dates detailed in the Delivery Schedule at Annex B to Contract, the sum of £[***] per Article (for the purpose of this Condition 39.2(b), each sub-paragraph (i) to (iv) above, represents an Article) for each business day or part thereof of such delay.

39.3                The total amount payable by the Contractor pursuant to Condition 39.2 above shall not exceed £[***] over the term of this Contract.

39.4.             Damages shall be payable hereunder in respect of any period during which the contract subsists, notwithstanding its ultimate determination under Contract Condition 37. Subject to the Authority’s rights under Condition 37.1.2.6 following Contractor Default as defined in Condition 37.1.1(iv), the payment of liquidated damages in accordance with this Condition 39 represents the Authority’s sole remedy for delay.

39.5.             No payment or concession to the Contractor by the Authority or other act or omission of the Authority shall in any way affect the rights of the Authority to recover the said liquidated damages or be deemed to be a waiver of the right of the Authority to recover any such damages unless a waiver has been expressly stated in writing by the Authority

40.                    INTELLECTUAL PROPERTY RIGHTS

40.1.             The parties shall comply with the provisions of this Condition 40 and Annex E to Contract.

40.2.                        For the avoidance of doubt, Conditions 22 and 41 apply to the performance by the Contractor of its obligations under Annex E and the Contractor shall not be liable for any failure to perform its obligations

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under Annex E as a result of a failure to obtain export licences, provided it has submitted any applications in a timely manner.

41.                    FORCE MAJEURE

41.1.             Notwithstanding the provisions of Condition 37, if, by reason of any acts of nature, war, hostilities or of any fire at any of the Contractor’s premises or those of his suppliers or the inability to obtain or maintain any necessary import and/or export licence or consent despite having used best endeavours to do so and providing that the Contractor has not infringed the terms of any license, the Contractor shall have been delayed in completing the manufacture and/or integration of WOLFHOUND vehicles, the contractor shall, immediately upon becoming aware that any such delay has been caused, give to the Authority notice in writing of his claim for an extension of time for the completion of the manufacture and/or integration of WOLFHOUND vehicles and the Authority shall (a) allow the contractor an extension of time for such completion in respect of any delay caused by any of the circumstances before mentioned as shall be reasonable and (b) not hold the Contractor liable for breach of this Contract by reason of such delay.. Provided always that the Contractor shall not be entitled to any extension of time unless he shall at all times have used all reasonable endeavours to prevent any such delay and to minimise any such delay and to do all that may be reasonably required to the satisfaction of the Authority to proceed with the work.

41.2.                        The maximum extension of time granted under this condition for Contract Schedule of Requirement (SOR) Items 1 & 2 shall be agreed between the parties following submission of the contractor’s written notice in accordance with Condition 41.1 above.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Contract Terms &		SUVC1/0208
Conditions

DEFFORM 111 (Edn 02/09) Appendix - Addresses and Other Information

1. Commercial Officer Mr Ben Grinham Protected Mobility Team Spruce 3a, #1302 MoD Abbey Wood Bristol, BS34 8JH Email: DES-SUV-CO4@mod.uk

8. Public Accounting Authority

(for Government owned stores issued or to be held by the Contractor)

Ministry of Defence, CAS/Asset Accounting Centre (AAC), West Point, 12th Floor, 501 Chester Road, Old Trafford, Manchester, M16 9HU

( 0161 908 3001   Fax : 0161 908 3000

2. Project Manager, Equipment Support Manager or IPT Leader

 (from whom technical information is available)

Mr David Thomas

Protected Mobility Team

Spruce 3a, #1302

MoD Abbey Wood

Bristol, BS34 8JH

Email: DESSUV-TSVPM2@mod.uk

9. Consignment Instructions The items are to be consigned as follows: Defence Storage & Distribution Agency Ashchurch Gloucestershire GL20 8LZ

3. Packaging Approving Authority CTS Defence Packaging Building S11 Fort Halstead Sevenoakes Kent TN14 7BP Tel: 01959 897253

10.  Transport. The appropriate Ministry of Defence Transport Offices are:

A. AIR Air Freight Centre, Defence Supply Chain Operations & Movements (DSCOM), Building 400, Andover, Monxton Road, Andover, Hants, SP11 8HJ.

Overseas:

(        01264 38 1589 for exports      Fax.  01264 381598

(        01264 38 1580 for imports      Tel.  01264 381585

Fax            01264 38 1581 Tel. 01264 381577

4. (a) Supply/Support Management Branch or JIGSAW Order Manager: Tel No: (b) U.I.N.

B. SURFACE DSDA HQ Transport Stream, Building E1, E Site, Bicester, Oxon, OX25 2LD:

(        01869 258406/258403  for UK Ex-Works contracts

Fax      01869 257295                     (Ex-Works)

(        01264 38 1605                    for IMPORTS

(        01264 38 1602                    for EXPORTS

Fax      01264 38 1643                    (Imports and Exports)

Also note: www.freightcollection.com

5. Drawings/Specifications are available from See Box 2	11. The Invoice Paying Authority (see Note 1) Ministry of Defence ( 0151-242-2000 DGFM FM SSC Walker House, Exchange Flags Fax: 0151-242-2197 Liverpool, L2 3LY Website is: www.fmssc.mod.uk

6. For contracts containing DEFCON 5, mauve Copies of MOD Form 640 are to be sent to See Box 1 (where no address is shown the mauve copy should be destroyed)

12.  Forms and Documentation are available through *:

Ministry of Defence, Forms and Pubns Commodity Management

PO Box 2, Building C16, C Site

Lower Arncott

Bicester, OX25 1LP  (Tel. 01869 256052)

A self-addressed label should be sent with each application.

7.     Quality Assurance Representative:

Mr Tony Grantham

TES-DQAG-FF15D2

Room C14, Block 6, Government Buildings

Chalfont Drive,

Nottingham, NG8 3SD

E-mail: TES-DQAG-FF15D2@dpa.mod.uk

AQAPS and DEF STANs are available from Stan 1, Kentigern House,

 65 Brown St, Glasgow, G2 8EX. A self addressed label should be sent with each application.   Website is: www.dstan.mod.uk

NOTES

1.  Forms.  Hard copies, including MOD Form 640 are available from address in Box 12., All other invoicing forms e.g. AG Forms 169 and 173, are available from the website address shown at Box 11.

2.* Many DEFCONs and DEFFORMs can also be obtained from the MOD Internet Website; www.aof.mod.uk/aofcontent/tactical/toolkit/index

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WOLFHOUND	PROTECT - CONTRACT	Contract
Contract Terms &		SUVC1/0208
Conditions

For Official Use Only Recoverable YES	☐	NO	☒	Finance Branch	Protected Mobility Team

Issue of Government Property	YES	☒	NO	☐	LH No/Project No	P980055200

VAT Contractor - Country of Origin (delete those not applicable)	Requisition No	CRF No. SUV/143

UK	Overseas (non-EC Country) X	Overseas (EC Country)	Project Management/ Production branch reference	Protected Mobility Team

If EC specify country:	Place of manufacture	Ladson, South Carolina, USA

Outside the scope	☐	Item Nos	☐	Place of packaging
Exempt	☐	Item Nos	☐
Taxable Zero Rate	☐	Item Nos	☐	Contractor’s Tel No	TBA
Taxable - Standard Rate	☒	Item Nos	☒

(where contract is with an overseas contractor RP (FIN) VAT Guidance Note No 3 should be consulted)